UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 3, 2008

Commission File Number: 333-144973

CORPORATE OUTFITTERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	56-2646797
(State or jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)
3327 West Indian Trail, Suite 152
Spokane, WA  99208

(Address of principal executive offices, including zip code)

(509)  290-2847
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CORPORATE OUTFITTERS, INC.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On  November 3, 2008 David Taigen resigned from the position of Chief Executive Officer, Chief Financial Officer and Director of Corporate Outfitters, Inc.  Mr. Taigen resigned for personal reasons and has no disputes or disagreements with the Company.  On November 3, 2008 the Board accepted the resignation of Mr. Taigen and elected Michael Barron and Lee Shorey to the Company’s Board of Directors.

Also on November 3, 2008, the board of directors of Corporate Outfitters, Inc appointed Michael A. Barron to the position of Chief Executive Officer and Lee Shorey to the position of  Chief Financial Officer and Treasurer.

EXHIBIT INDEX

EXHIBIT	DESCRITPION

10.2	Letter of resignation,
dated November 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: November 25, 2008	CORPORATE OUTFITTERS, INC.

By: /s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer